                        EAI SELECT MANAGERS EQUITY FUND

                                  SUPPLEMENT
                         DATED AS OF FEBRUARY 28, 1997
                                      TO
                                  PROSPECTUS
                             DATED OCTOBER 1, 1996

SUBADVISERS. At a meeting of the Board of Trustees of the Fund, including the "non-interested" Trustees (as defined in the Investment Company Act of 1940, as amended) held on February 27, 1997, the Trustees agreed to terminate Dietche & Field Advisers, Inc. as one of the Fund's Subadvisers, effective as of the close of business on February 28, 1997, and to replace it with Mastrapasqua & Associates, Inc. and Siphron Capital Management, two new Subadvisers to the Fund, effective March 1, 1997. As a result, the following changes to the Prospectus are being made.

A. The fifth sentence of text under the heading "The Subadvisers" in the "Introduction" on page 2 of the Prospectus and the fourth sentence of the second paragraph of the section "Investment Objectives and Policies" on page 8 of the Prospectus, each of which presently describes Dietche & Field Advisers, Inc., are replaced with the following:

  Mastrapasqua & Associates, Inc. invests in all size companies and focuses on growth and value. Siphron Capital Management invests primarily in large capitalization issues that have a valuable franchise or brand name and focuses on growth.

B. The first paragraph in the section "Management of the Fund--The Subadvisers" on page 11 of the Prospectus, which presently describes Dietche & Field Advisers, Inc., is replaced with the following:

  Mastrapasqua & Associates, Inc. was formed in 1993 and is currently wholly owned by Frank Mastrapasqua. As of December 31, 1996, assets under management totaled approximately $353 million. Its address is 814 Church Street, Suite 600, Nashville, Tennessee 37203.

  Siphron Capital Management was formed in 1991 and is currently wholly owned by David Siphron. As of December 31, 1996, assets under management totaled approximately $372 million. Its address is 280 South Beverly Drive, Suite 412, Beverly Hills, California 90212.

C. The reference to Dietche & Field Advisers, Inc. in "Management of the Fund--Compensation" on page 12 of the Prospectus is replaced with the following:

        Mastrapasqua & Associates, Inc.  --  .375%
        Siphron Capital Management       --  .375%

D. The following sentences are added after the last paragraph on page 12 of the Prospectus, in the section "Management of the Fund--The Portfolio Manager":

    The Sub-advisory Agreements with each of Mastrapasqua & Associates, Inc. and Siphron Capital Management, have been approved by the Trustees and will expire on December 31, 1997.

                               * * * * * * * * *

  ALL OF THE ABOVE CHANGES, AS APPLICABLE, ARE ALSO INCORPORATED BY REFERENCE INTO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 1996.